UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2009
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Technology Drive, Irvine, California	92618

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 788-6700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On March 19, 2009, Spectrum Pharmaceuticals, Inc. (“Spectrum”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the acquisition of the 50% membership interest in RIT Oncology, LLC that it did not already own. Pursuant to this Amendment No. 1 to the Initial 8-K, Spectrum hereby amends and supplements Item 9.01 of the Initial 8-K to file the required pro forma financial information that was not filed with the Initial 8-K.
Filed as Exhibit 99.2 to this Form 8-K/A are the unaudited proforma income statements and related notes of Spectrum for the year ended December 31, 2008 and the three month period ended March 31, 2009.
The Initial 8-K is only amended to the extent specifically provided herein and shall not otherwise be deemed amended or superseded in any other respect.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statement of the Zevalin® business for the nine month period ended September 30, 2008 was previously reported on Exhibit 99.2 of Spectrum’s current report on Form 8-K/A filed on March 2, 2009.

(b) Pro Forma Financial Information.
Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial statements were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.2 to this Form 8-K/A, and incorporated herein by reference, are the unaudited pro forma combined income statements and related notes of Spectrum for the year ended December 31, 2008 and for the three months ended March 31, 2009.
(c) Exhibits.

2.1	+#
Limited Liability Company Interest Assignment Agreement, dated as of March 15, 2009, by and among Spectrum Pharmaceuticals, Inc., Cell Therapeutics, Inc. (Schedules and similar attachments omitted pursuant to Item 601(b)(2) of Regulation S-K. Spectrum will furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.)

99.1	++	Press Release dated March 16, 2009.

99.2		Unaudited Pro Forma Combined Financial Statements and Related Notes of Spectrum Pharmaceuticals, Inc.

+	Previously filed as Exhibit 2.1 to Spectrum’s Quarterly Report on Form 10-Q (File No. 000-28782) filed with the SEC on May 15, 2009.

++	Previously filed as Exhibit 99.1 to Spectrum’s Current Report on Form 8-K (File No. 000-28782) filed with the SEC on March 19, 2009.

#	Confidential portions omitted and filed separately with the SEC pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 29, 2009	SPECTRUM PHARMACEUTICALS, INC.

	By:	/s/ Shyam Kumaria Name: Shyam Kumaria
Title: V.P. Finance

Exhibit List

2.1+	#
Limited Liability Company Interest Assignment Agreement, dated as of March 15, 2009, by and among Spectrum Pharmaceuticals, Inc., Cell Therapeutics, Inc. (Schedules and similar attachments omitted pursuant to Item 601(b)(2) of Regulation S-K. Spectrum will furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.)

99.1	++	Press Release dated March 16, 2009.

99.2		Unaudited Pro Forma Combined Financial Statements and Related Notes of Spectrum Pharmaceuticals, Inc.

+	Previously filed as Exhibit 2.1 to Spectrum’s Quarterly Report on Form 10-Q (File No. 000-28782) filed with the SEC on May 15, 2009.

++	Previously filed as Exhibit 99.1 to Spectrum’s Current Report on Form 8-K (File No. 000-28782) filed with the SEC on March 19, 2009.

#	Confidential portions omitted and filed separately with the SEC pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

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